NATIXIS EQUITY FUNDS

Supplement dated May 1, 2009 to the Natixis Equity Funds Class A, B and C Prospectus dated

May 1, 2009 as may be revised and supplemented from time to time.

Effective immediately, the term “CGM Advisor Targeted Equity Fund” is deleted from the “Shareholder Fees” chart under the section “Fund Fees & Expenses”.